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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2005

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

               Delaware                 000-50677         23-2269490
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    (State or other jurisdiction of    (Commission     (I.R.S. Employer
            incorporation)             File Number)   Identification No.)

  3401 Masons Mill Rd., Suite 100, Huntingdon Valley,
                     Pennsylvania                            19006
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       (Address of principal executive offices)            (Zip Code)

           Registrant's telephone, including area code: (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01      REGULATION FD DISCLOSURE

        On May 16, 2005, Immunicon Corporation ("Immunicon") issued two press releases announcing the following:

        1) presentation at an oral abstract presentation session by Massimo Cristofanilli, M.D., of The University of Texas M. D. Anderson Cancer Center at the 2005 Annual Meeting of the American Association of Clinical Oncology (ASCO) in Orlando, FL of additional data from Immunicon's clinical trial in metastatic breast cancer and the significance of circulating tumor cells (CTCs) in the blood of such patients undergoing treatment;

        2) presentation at an integrated education session by G. Thomas Budd, M.D., of The Cleveland Clinic Foundation at the 2005 Annual Meeting of the American Association of Clinical Oncology (ASCO) in Orlando, FL of further data from Immunicon's clinical trial in metastatic breast cancer and the significance of circulating tumor cells (CTCs) in "non-measurable" disease.

        A copy of Immunicon's press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

        The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

                  99.1 - Press release dated May 16, 2005

                  99.2 - Press release dated May 16, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMMUNICON CORPORATION


Date:      May 16, 2005                 By:    JAMES G. MURPHY
                                               ------------------------------
                                        Name:  James G. Murphy
                                        Title: Senior Vice President,
                                               Finance and Administration and
                                               Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER    DOCUMENT
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99.1              Press release dated May 16, 2005
99.2              Press release dated May 16, 2005